UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 30, 2009

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-51321	98-0430762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada T2P 3T3
(Address of principal executive offices)

Registrant’s telephone number, including area code: (403) 262-4471

Copy of correspondence to:

Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A to the Triangle Petroleum Corporation Form 8-K originally filed with the U.S. Securities and Exchange Commission on December 1, 2009, has been filed for the purpose of filing Exhibits 99.4 and 99.5, which were not previously filed. Except for the additional exhibits, there are no other changes to the original Form 8-K.

ITEM 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Letter of Resignation from Mark Gustafson*
99.2	Letter of Resignation from David Bradshaw*
99.3	Press Release, dated December 1, 2009, issued by Triangle Petroleum Corporation*
99.4	Memorandum of Understanding, dated as of November 30, 2009, by and among Triangle Petroleum Corporation, Palo Alto Global Energy Master Fund, L.P. and Mark Gustafson
99.5	Separation Agreement, dated as of November 30, 2009, by and between Triangle Petroleum Corporation and Mark Gustafson

* Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: December 3, 2009	BY:	/s/ SHAUN TOKER
Shaun Toker Chief Financial Officer

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